Exhibit 32.1

STATEMENT PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce A. Kehr, of InforMedix Holdings, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the Quarterly Report on Form 10-QSB of the Company for the three and nine month periods ended September 30, 2007, to which this certification accompanies (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2007

/s/ Bruce A. Kehr
Bruce A. Kehr,
Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging orotherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to InforMedix Holdings, Inc. and will be retained by InforMedix Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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